     As filed with the Securities and Exchange Commission on July 9, 1996
                                                     Registration No. 333-______

================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           --------------------------

                                    FORM S-8

                             REGISTRATION STATEMENT
                                     Under
                           THE SECURITIES ACT OF 1933

                           --------------------------

                                INDIVIDUAL, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                                04-3036959
   ----------------------                   ------------------------
   (State or other jurisdiction of    (I.R.S. Employer Identification No.)
    incorporation or organization)

            8 New England Executive Park West, Burlington, MA  01803
            --------------------------------------------------------
              (Address of principal executive offices) (Zip Code)

                  AMENDED AND RESTATED 1989 STOCK OPTION PLAN
                  -------------------------------------------
                  1996 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN
                  --------------------------------------------
                     AMENDED AND RESTATED 1996 STOCK PLAN
                     ------------------------------------
                            (Full title of the plan)

                           --------------------------

                                JOSEPH A. AMRAM
                     President and Chief Executive Officer
                                INDIVIDUAL, INC.
                       8 New England Executive Park West
                             Burlington, MA  01803
                                 (617) 273-6000
            (Name, address including zip code and telephone number,
                   including area code, of agent for service)

                           --------------------------
                                    Copy to:
                             WILLIAM B. ASHER, JR.
                        Testa, Hurwitz & Thibeault, LLP
                               High Street Tower
                                125 High Street
                               Boston, MA  02110
                                 (617) 248-7000

================================================================================

                        CALCULATION OF REGISTRATION FEE

================================================================================

                                                    Proposed         Proposed
         Title of                                   Maximum           Maximum
        Securities                 Amount           Offering         Aggregate           Amount of
           to be                   to be            Price Per        Offering           Registration
        Registered               Registered          Share             Price                Fee
- -----------------------------------------------------------------------------------------------------

Amended And Restated 1989
 Stock Option Plan
Common Stock,                 2,395,277 shares      $ 7.73 (1)    $18,515,491.21 (1)     $6,384.65
$.01 par value                  665,137 shares      $16.25 (2)    $10,808,476.25 (2)     $3,727.06


1996 Non-Employee Director
 Stock Option Plan
Common Stock,
$.01 par value                  500,000 shares      $16.25 (2)     $8,125,000.00 (2)     $2,801.72

Amended and Restated
1996 Stock Plan
Common Stock,
$.01 par value                  360,180 shares       $2.50 (1)       $900,450.00 (1)       $310.50


Total:                        3,920,594 shares                                          $13,223.93
                                                                                        ----------

================================================================================

(1) Such shares are issuable upon the exercise of outstanding options with fixed exercise prices. Pursuant to Rule 457(h), the aggregate offering price and the fee have been computed upon the basis of the price at which the options may be exercised. The offering price per share set forth for such shares is the weighted average exercise price per share at which such options are exercisable.

(2) The price of $16.25 per share, which is the average of the high and low prices reported on the Nasdaq National Market on July 3, 1996, is set forth solely for purposes of calculating the filing fee pursuant to Rule 457(c) and is used only for those shares without a fixed exercise price.

================================================================================

     This Registration Statement registers additional securities of the same class as other securities for which a registration statement filed on this form relating to the 1996 Employee Stock Purchase Plan of the Registrant is effective. Pursuant to General Instruction E, the Registrant incorporates by reference herein the information contained in the Registrant's Registration Statement on Form S-8 (Registration No. 333-2806).



                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.  Incorporation of Documents by Reference.
         ---------------------------------------

     The following documents filed with the Commission are incorporated by reference in this Registration Statement:

     (a) Registrant's Prospectus dated March 15, 1996, as filed on March 15, 1996 pursuant to Rule 424(b)(4) of the Securities Act, in Registration Statement No. 333-00792 on Form S-1, as amended (the "Form S-1"); and

     (b) The section entitled "Description of Registrant's Securities to be Registered" contained in the Registrant's Registration Statement on Form 8-A, filed pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on February 8, 1996, and incorporating by reference the information contained in the Form S-1.

     (c) Registrant's Quarterly Report or Form 10-Q, filed on May 13, 1996 pursuant to the Exchange Act; and

     (d) Registrant's Form 8-K Current Report Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934, filed on June 11, 1996.

     All documents subsequently filed with the Commission by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities offered herein have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents.

Item 8.  Exhibits
         --------

     Exhibit No.   Description of Exhibit
     -----------   ----------------------

     Exhibit 4.1 Specimen certificate representing the Common Stock of the Registrant (filed as Exhibit 4.1 to Registrant's Registration Statement on Form S-1 (File No. 333-00792) and incorporated herein by reference).

     Exhibit 4.2 Third Amended and Restated Certificate of Incorporation of the Registrant (filed as Exhibit 3.3 to Registrant's Registration Statement on Form S-1 (File No. 333-00792) and incorporated herein by reference).

     Exhibit 4.3   Amended and Restated By-laws of the Registrant (filed as
                   Exhibit 3.5 to Registrant's Registration Statement on Form S-1 (File No. 333-00792) and incorporated herein by reference).

     Exhibit 4.4 1996 Employee Stock Purchase Plan (filed as Exhibit 10.3 to Registrant's Registration Statement on Form S-1 (File No. 333-00792) and incorporated herein by reference).

     Exhibit 4.5 1996 Employee Stock Purchase Plan Enrollment/Authorization Form (filed as Exhibit 4.5 to Registrant's Registration Statement on Form S-8 (File No. 333-2806) and incorporated herein by reference).

     Exhibit 4.6   Amended and Restated 1989 Stock Option Plan (filed as Exhibit
                   10.1 to Registrant's Registration Statement on Form S-1
                   (File No. 333-00792) and incorporated herein by reference).

     Exhibit 4.7 Form of Incentive Stock Option Agreement under the Amended and Restated 1989 Stock Option Plan (filed herewith).

     Exhibit 4.8 Form of Non-Qualified Stock Option Agreement under the Amended and Restated 1989 Stock Option Plan (filed herewith).

     Exhibit 4.9   1996 Non-Employee Director Stock Option Plan (filed as
                   Exhibit 10.2 to Registrant's Registration Statement on Form S-1 (File No. 333-00792) and incorporated herein by reference).

     Exhibit 4.10 Form of Non-Qualified Stock Option Agreement under the 1996 Non-Employee Director Stock Option Plan (filed herewith).

     Exhibit 4.11  Amended and Restated 1996 Stock Plan (filed herewith).

     Exhibit 4.12 Form of Stock Option Agreement under the Amended and Restated 1996 Stock Plan (filed herewith).

     Exhibit 5.1   Opinion of Testa, Hurwitz & Thibeault, LLP (filed herewith).

     Exhibit 23.1  Consent of Coopers & Lybrand L.L.P. (filed herewith).

     Exhibit 23.2  Consent of Testa, Hurwitz & Thibeault, LLP (included in
                   Exhibit 5.1).

     Exhibit 24.1 Power of Attorney (included as part of the signature page to this Registration Statement).

                                  SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, the Registrant, Individual, Inc., certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Burlington, Commonwealth of Massachusetts, on this 9th day of July, 1996.


                                       INDIVIDUAL, INC.



                                       By: /s/ Joseph A. Amram
                                           ----------------------
                                           Joseph A. Amram
                                           President and Chief Executive Officer



                               POWER OF ATTORNEY

          KNOW ALL PERSONS BY THESE PRESENTS, that each such person whose signature appears below constitutes and appoints, jointly and severally, Joseph
A. Amram and Robert L. Lentz his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any amendments to this Registration Statement on Form S-8 (including post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

          Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


         Signature                          Title                      Date
         ---------                          -----                      ----
/s/ Joseph A. Amram          President, Chief Executive            July 9, 1996
- ---------------------------  Officer and Director
Joseph A. Amram              (Principal Executive Officer)


/s/ Robert L. Lentz          Vice President, Finance, Chief        July 9, 1996
- ---------------------------  Financial Officer and Treasurer
Robert L. Lentz              (Principal Financial and Accounting
                             Officer)


/s/ William A. Devereaux     Director                              July 9, 1996
- ---------------------------
William A. Devereaux


/s/ Manuel A. Fernandez      Director                              July 9, 1996
- ---------------------------
Manuel A. Fernandez


                             Director
- ---------------------------
Frank A. Ingari


/s/ Melinda E. Keirnan       Director                              July 9, 1996
- ---------------------------
Melinda E. Keirnan


/s/ Elon Kohlberg            Director                              July 9, 1996
- ---------------------------
Elon Kohlberg


/s/ Marino R. Polestra       Director                              July 9, 1996
- ---------------------------
Marino R. Polestra


/s/ Daniel Rosen             Director                              July 9, 1996
- ---------------------------
Daniel Rosen

                               INDEX TO EXHIBITS

Exhibit                             Description of Exhibit
- -------                             ----------------------
Exhibit 4.1                  Specimen certificate representing
                             the Common Stock of the Registrant
                             (filed as Exhibit 4.1 to
                             Registrant's Registration Statement
                             on Form S-1 (File No. 333-00792)
                             and incorporated herein by
                             reference).

Exhibit 4.2                  Third Amended and Restated
                             Certificate of Incorporation of the
                             Registrant (filed as Exhibit 3.3 to
                             Registrant's Registration Statement
                             on Form S-1 (File No. 333-00792)
                             and incorporated herein by
                             reference).

Exhibit 4.3                  Amended and Restated By-laws of the
                             Registrant (filed as Exhibit 3.5 to
                             Registrant's Registration Statement
                             on Form S-1 (File No. 333-00792)
                             and incorporated herein by
                             reference).

Exhibit 4.4                  1996 Employee Stock Purchase Plan
                             (filed as Exhibit 10.3 to
                             Registrant's Registration Statement
                             on Form S-1 (File No. 333-00792)
                             and incorporated herein by
                             reference).

Exhibit 4.5                  1996 Employee Stock Purchase Plan
                             Enrollment/Authorization Form
                             (filed as Exhibit 4.5 to
                             Registrant's Registration Statement
                             on Form S-8 (File No. 333-2806) and
                             incorporated herein by reference).

Exhibit 4.6                  Amended and Restated 1989 Stock
                             Option Plan (filed as Exhibit 10.1
                             to Registrant's Registration
                             Statement on Form S-1 (File No.
                             333-00792) and incorporated herein
                             by reference).

Exhibit 4.7                  Form of Incentive Stock Option
                             Agreement under the Amended and
                             Restated 1989 Stock Option Plan
                             (filed herewith).

Exhibit 4.8                  Form of Non-Qualified Stock Option
                             Agreement under the Amended and
                             Restated 1989 Stock Option Plan
                             (filed herewith).

Exhibit 4.9                  1996 Non-Employee Director Stock
                             Option Plan (filed as Exhibit 10.2
                             to Registrant's Registration
                             Statement on Form S-1 (File No.
                             333-00792) and incorporated herein
                             by reference).

Exhibit 4.10                 Form of Non-Qualified Stock Option
                             Agreement under the 1996
                             Non-Employee Director Stock Option
                             Plan (filed herewith).

Exhibit 4.11                 Amended and Restated 1996 Stock
                             Plan (filed herewith)

Exhibit 4.12                 Form of Stock Option Agreement
                             under the Amended and Restated 1996
                             Stock Plan (filed herewith).

Exhibit 5.1                  Opinion of Testa, Hurwitz &
                             Thibeault, LLP (filed herewith).

Exhibit 23.1                 Consent of Coopers & Lybrand L.L.P.
                             (filed herewith).

Exhibit 23.2                 Consent of Testa, Hurwitz &
                             Thibeault, LLP (included in Exhibit
                             5.1).

Exhibit 24.1                 Power of Attorney (included as part
                             of the signature page to this
                             Registration Statement).